EXHIBIT 99.2

News from Great Lakes Dredge & Dock Corporation For further information contact: Mary Morrissey, Investor Relations 630-574-3467

Great Lakes Appoints Ryan Levenson to Board of Directors
and Announces Agreement with Privet Group

Oak Brook, Illinois – The Board of Directors (the “Board”) of Great Lakes Dredge & Dock Corporation (“Great Lakes”) (NASDAQ:GLDD), the largest provider of dredging services in the United States and a major provider of environmental and remediation services, announced today that Ryan Levenson has been appointed to the Board of Directors, effective December 27, 2016. Mr. Levenson has also been appointed to the Nominating and Corporate Governance Committee.  Concurrent with the 2017 Annual Meeting of Shareholders, the size of the class of directors of the Board with a term expiring at such meeting shall automatically decrease from three to two members.  In addition, subject to certain exceptions, Great Lakes has agreed to include Mr. Levenson on the Company’s slate of nominees for the election of directors at the 2017 Annual Meeting. The Company has also agreed to use its reasonable best efforts to appoint a new independent director within the next six months.

Mr. Levenson’s appointment is part of a settlement and standstill agreement that Great Lakes entered into on December 27, 2016 with Privet Fund Management LLC and Privet Fund LP (collectively, “Privet”), the beneficial owner of 5.2% of Great Lakes’ outstanding shares.  In addition to providing for Mr. Levenson’s appointment to the Board, pursuant to the agreement Privet has also agreed to customary standstill provisions and to vote in favor of any Board nominees and against any Board nominees not nominated by the Board during the term of the standstill obligations.  The complete agreement with Privet will be filed on a Form 8-K with the Securities and Exchange Commission.

Chairman of the Board Michael J. Walsh commented, “Over the last several months, we have engaged in constructive dialogue with Privet regarding delivering long-term shareholder value for the Company, and we are pleased to welcome Ryan to the Board. I am confident that as a Board member, he will work effectively with the other Directors and senior management and will have a meaningful impact in helping achieve our mutual goal of driving value for all shareholders.”

Mr. Levenson said, “I am pleased that we were able to work successfully with the Board to set the path for Board invigoration that we firmly believe is in the best interests of all Great Lakes shareholders. I look forward to serving as the voice for shareholders and working constructively with my fellow Board members and the management team at Great Lakes to deliver value for shareholders.”

Ryan Levenson

Ryan Levenson is currently Principal and Portfolio Manager of Privet Fund Management LLC.  Mr. Levenson currently serves on the Board of Directors of Frequency Electronics, Inc (NASDAQ: FEIM), Hardinge, Inc. (NASDAQ: HDNG), Agjunction, Inc. (TSX: AJX) and Cicero, Inc. (OTC:CICN). Previously, Mr. Levenson served as a director of RELM Wireless, Inc., where he served as a member of the Audit Committee, and as a director and member of the Compensation, Organization and Corporate Governance Committee of Material Sciences Corp. from May 2013 until its sale in March 2014. Mr. Levenson also served as a member of the

Board of Directors and Compensation and Audit Committees of The Middleby Corporation from May 2006 until November 2012. Prior to founding Privet Fund Management LLC in February 2007, Mr. Levenson served as Vice President of Business Development at MSI, a privately held building products distributor and construction services company, from 2003 until 2006. Prior to his service with MSI, Mr. Levenson served as a financial analyst for Cramer Rosenthal McGlynn's long/short equity hedge fund after working at SAC Capital Advisors LLC in a similar capacity.

The Company

Great Lakes Dredge & Dock Corporation (“Great Lakes” or the “Company”) is the largest provider of dredging services in the United States and the only U.S. dredging company with significant international operations. The Company is also a significant provider of environmental and remediation services on land and water.  The Company employs civil, ocean and mechanical engineering staff in its estimating, production and project management functions.  In its over 126-year history, the Company has never failed to complete a marine project. Great Lakes has a disciplined training program for engineers that ensures experienced-based performance as they advance through Company operations. Great Lakes also owns and operates the largest and most diverse fleet in the U.S. dredging industry, comprised of over 200 specialized vessels.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission (the "SEC"), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes, include, but are not limited to: our ability to obtain federal government dredging and other contracts; our ability to qualify as an eligible bidder under government contract criteria and to compete successfully against other qualified bidders; risks associated with cost over-runs, operating cost inflation and potential claims for liquidated damages, particularly with respect to our fixed cost contracts; the timing of our performance on contracts; significant liabilities that could be imposed were we to fail to comply with government contracting regulations; risks related to international dredging operations, including instability in the Middle East; a significant negative change to large, single customer contracts from which a significant portion of our international revenue is derived; changes in previously-recorded revenue and profit due to our use of the percentage-of-completion method of accounting; consequences of any lapse in disclosure controls and procedures or internal control over financial reporting; changes in the amount of our estimated backlog; our ability to obtain bonding or letters of credit; increasing costs to operate and maintain aging vessels; equipment or mechanical failures; acquisition integration and consolidation risks; liabilities related to our historical demolition business; impacts of legal and regulatory proceedings; unforeseen delays and cost overruns related to the construction of new vessels; our becoming liable for the obligations of joint ventures, partners and subcontractors; capital and operational costs due to environmental regulations; unionized labor force work stoppages; maintaining an adequate level of insurance coverage; information technology security breaches; our substantial amount of indebtedness; restrictions imposed by financing covenants; the impact of adverse capital and credit market conditions; limitations on our hedging strategy imposed by new statutory and regulatory requirements for derivative transactions; foreign exchange risks; changes in macroeconomic indicators and the overall business climate; and losses attributable to our investments in privately financed projects. For additional information on these and other risks and uncertainties, please see Item 1A. "Risk Factors" of Great Lakes' Annual Report on Form 10-K for the year ended December 31, 2015, and in other securities filings by Great Lakes with the SEC.

Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes' future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Source: Great Lakes Dredge & Dock Corporation

GLDD CORP

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